Exhibit 23.2



         CONSENT OF INDEPENDENT MINING CONSULTANTS, INC.

     We consent to the incorporation by reference of our reports included herein or incorporated by reference in this Form 10-K, into Freeport-McMoRan Copper & Gold Inc.'s previously filed Registration Statements on Form S-3 (File Nos. 33-45787, 33-63376, 33-66098 and 33-52503) and on Form S-8 (File Nos. 33-
63267, 33-63269 and 33-63271).




                                   /s/ John M. Marek
                                   -----------------
                                   John M. Marek
                                   President


Tucson, Arizona,
March 26, 1996